united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22718

Two Roads Shared Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-490-4300

Date of fiscal year end: 10/31

Date of reporting period:  10/31/24

Item 1. Reports to Stockholders.

(a)

Recurrent MLP & Infrastructure Fund

Class I (RMLPX )

Annual Shareholder Report - October 31, 2024

Fund Overview

This annual shareholder report contains important information about Recurrent MLP & Infrastructure Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://recurrentfunds.com/about-our-fund-rmlpx/rmlpx-reports-filings. You can also request this information by contacting us at 1-833-732-8773.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$128	1.10%

How did the Fund perform during the reporting period?

During the reporting period, the Fund meaningfully outperformed the Alerian MLP Index (“AMZ”), its benchmark, largely due to stock selection within the Oil & Gas Storage & Transportation (“Pipeline”), a sub-industry of the energy sector. Several Pipeline companies saw meaningful valuation increases during the period, reflecting increasing forecasts of future demand growth for natural gas. One key driver of forecasted future demand growth is the rise of artificial intelligence, or AI, which is expected to be significantly more energy- and electricity-intensive than current software applications. While recent expansions in North American electricity generation capacity have been disproportionately comprised of solar facilities, it is expected that the 24/7 nature of AI data center demand will require increased amounts of natural gas-generated power.

Beyond stock selection in the Pipeline sub-industry, the fund benefitted to a lesser extent from allocations to the Oil & Gas Exploration & Production (“E&P”), Refining & Marketing (“Refining) and Gas Utilities sub-industries of the energy sector, slightly offset by an allocation to the underperforming Integrated Oil & Gas sub-industry.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Recurrent MLP & Infrastructure Fund
Alerian MLP Index (Total Return)
S&P 500® Index
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$24,930
$20,837
$18,680
Nov-2017
Oct-2018
Oct-2019
Oct-2020
Oct-2021
Oct-2022
Oct-2023
Oct-2024

	Recurrent MLP & Infrastructure Fund	Alerian MLP Index (Total Return)	S&P 500® Index
Nov-2017	$10,000	$10,000	$10,000
Oct-2018	$9,690	$10,068	$10,714
Oct-2019	$9,838	$9,428	$12,249
Oct-2020	$5,665	$5,419	$13,439
Oct-2021	$10,870	$10,063	$19,206
Oct-2022	$14,540	$13,101	$16,400
Oct-2023	$15,682	$15,276	$18,063
Oct-2024	$20,837	$18,680	$24,930

Average Annual Total Returns

	1 Year	5 Years	Since Inception (November 2, 2017)
Recurrent MLP & Infrastructure Fund	32.87%	16.19%	11.07%
Alerian MLP Index (Total Return)	22.28%	14.66%	9.34%
S&P 500® Index	38.02%	15.27%	13.95%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$1,005,260,237
Number of Portfolio Holdings	26
Advisory Fee	$7,547,121
Portfolio Turnover	15%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	70.4%
Money Market Funds	1.2%
Partnership Shares	28.4%

What did the Fund invest in?

Sector Weighting (% of net assets)

Energy
95.7%
Materials
2.9%
Money Market Funds
1.2%
Other Assets in Excess of Liabilities
0.2%

Value	Value
Other Assets in Excess of Liabilities	0.2%
Money Market Funds	1.2%
Materials	2.9%
Energy	95.7%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Energy Transfer, L.P.	7.1%
Cheniere Energy, Inc.	6.3%
Pembina Pipeline Corporation	6.2%
Cenovus Energy, Inc.	6.0%
ONEOK, Inc.	6.0%
Suncor Energy, Inc.	5.7%
Targa Resources Corporation	5.6%
Western Midstream Partners, L.P.	5.0%
Enterprise Products Partners, L.P.	4.7%
Plains GP Holdings, L.P., Class A	4.4%

Material Fund Changes

No material changes occurred during the year ended October 31, 2024.

Recurrent MLP & Infrastructure Fund - Class I (RMLPX )

Annual Shareholder Report - October 31, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund's website ( https://recurrentfunds.com/about-our-fund-rmlpx/rmlpx-reports-filings ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 103124-RMLPX

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten and Mr. Kaufman are independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024 – $15,750 2023 – $15,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024 – $11,000 2023 – $10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2023 and 2024, respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2023 and 2024, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Annual Financial Statements
October 31, 2024

Recurrent MLP & Infrastructure Fund
Class I Shares (RMLPX)

1-833-RECURRENT
(1-833-732-8773)
www.recurrentadvisors.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS
October 31, 2024

Shares		Fair Value
	COMMON STOCKS — 70.3%
	OIL & GAS PRODUCERS - 70.3%
1,023,605	AltaGas Ltd.	$24,458,892
3,769,045	Cenovus Energy, Inc.	60,568,552
332,198	Cheniere Energy, Inc.	63,576,052
315,000	DT Midstream, Inc.	28,397,250
429,734	Enbridge, Inc.	17,361,254
1,354,560	Keyera Corporation	41,599,444
1,781,964	Kinder Morgan, Inc.	43,675,938
135,559	Marathon Petroleum Corporation	19,719,768
619,978	ONEOK, Inc.	60,063,469
579,888	PBF Energy, Inc., Class A	16,538,406
1,499,549	Pembina Pipeline Corporation	62,666,153
343,306	Phillips 66	41,821,537
1,049,878	South Bow Corporation(a)	26,204,955
1,508,608	Suncor Energy, Inc.	56,980,124
335,779	Targa Resources Corporation	56,061,662
169,390	TC Energy Corporation	7,878,329
156,163	Valero Energy Corporation	20,263,711
307,467	Viper Energy, Inc.	15,957,537
805,932	Williams Companies, Inc. (The)	42,206,659
	TOTAL COMMON STOCKS (Cost $510,004,611)	705,999,692

	MASTER LIMITED PARTNERSHIPS — 28.3%
	METALS & MINING - 2.9%
1,112,280	Alliance Resource Partners, L.P.	29,108,368

	OIL & GAS PRODUCERS - 25.4%
4,324,033	Energy Transfer, L.P.	71,260,064
1,657,476	Enterprise Products Partners, L.P.	47,503,262
2,563,833	Plains GP Holdings, L.P., Class A	44,097,928
839,988	Sunoco, L.P.	42,671,390

See accompanying notes to financial statements.

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2024

Shares		Fair Value
	MASTER LIMITED PARTNERSHIPS — 28.3% (Continued)
	OIL & GAS PRODUCERS - 25.4% (Continued)
1,326,885	Western Midstream Partners, L.P.	$50,063,371
		255,596,015

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $206,688,079)	284,704,383

	SHORT-TERM INVESTMENT — 1.2%
	MONEY MARKET FUND - 1.2%
12,379,583	First American Government Obligations Fund, Class X, 4.78% (Cost $12,379,583)(b)	12,379,583

	TOTAL INVESTMENTS - 99.8% (Cost $729,072,273)	$1,003,083,658
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	2,176,579
	NET ASSETS - 100.0%	$1,005,260,237

LP	- Limited Partnership

Ltd.	- Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2024.

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2024

ASSETS
Investment securities:
At cost	$729,072,273
At fair value	$1,003,083,658
Receivable for Fund shares sold	323,590
Dividends receivable	2,545,949
Interest receivable	63,380
Prepaid expenses & other assets	162,678
TOTAL ASSETS	1,006,179,255

LIABILITIES
Advisory fees payable	786,896
Payable for Fund shares redeemed	84,777
Payable to related parties	39,527
Accrued expenses and other liabilities	7,818
TOTAL LIABILITIES	919,018
NET ASSETS	$1,005,260,237

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$686,690,179
Accumulated earnings	318,570,058
NET ASSETS	$1,005,260,237

Net Asset Value Per Share:
Class I Shares:
Net Assets	$1,005,260,237
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	41,501,365
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$24.22

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2024

INVESTMENT INCOME
Dividends (Foreign taxes withheld: $1,679,232)	$33,599,163
Interest	858,548
TOTAL INVESTMENT INCOME	34,457,711

EXPENSES
Investment advisory fees	7,547,120
Third party administrative services fees	534,446
Administrative services fees	487,734
Transfer agent fees	279,996
Printing and postage expenses	87,126
Registration fees	81,366
Custodian fees	80,961
Chief compliance officer fees	40,546
Legal fees	29,695
Audit and tax fees	26,916
Trustees fees and expenses	16,336
Insurance fees	8,164
Other expenses	34,860
TOTAL EXPENSES	9,255,266
NET INVESTMENT INCOME	25,202,445

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	59,443,523
Foreign currency translations	(8,579)
Total realized gain	59,434,944

Net change in unrealized appreciation on:
Investments	142,839,079
Foreign currency translations	781
Total change in unrealized appreciation	142,839,860
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	202,274,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$227,477,249

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2024	2023
FROM OPERATIONS
Net investment income	$25,202,445	$19,968,126
Net realized gain on investments	59,434,944	19,181,467
Net change in unrealized appreciation on investments	142,839,860	5,349,119
Net increase in net assets resulting from operations	227,477,249	44,498,712

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(48,808,350)	(29,349,244)
Return of capital	—	(6,480,004)
Net decrease in net assets from distributions to shareholders	(48,808,350)	(35,829,248)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	289,123,077	287,432,240
Net asset value of shares issued in reinvestment of distributions:	34,770,735	25,572,169
Payments for shares redeemed:	(128,067,414)	(82,406,423)
Net increase in net assets from shares of beneficial interest	195,826,398	230,597,986

TOTAL INCREASE IN NET ASSETS	374,495,297	239,267,450

NET ASSETS
Beginning of year	630,764,940	391,497,490
End of year	$1,005,260,237	$630,764,940

SHARE ACTIVITY
Shares sold	12,922,804	15,292,319
Shares reinvested	1,560,822	1,379,714
Shares redeemed	(5,632,557)	(4,403,310)
Net increase in shares of beneficial interest outstanding	8,851,069	12,268,723

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	For the Year Ended	For the Year Ended	For the Year Ended		For the Year Ended		For the Year Ended
	October 31,	October 31,	October 31,		October 31,		October 31,
	2024	2023	2022		2021		2020
Net asset value, beginning of year	$19.32	$19.21	$15.54		$8.92		$17.18

Activity from investment operations:
Net investment income (1)	0.67	0.73	0.51		0.35		0.46
Net realized and unrealized gain/(loss) on investments (2)	5.53	0.68	4.46		7.57		(7.53)
Total from investment operations	6.20	1.41	4.97		7.92		(7. 07)

Less distributions from:
Net investment income	(0.65)	(0.40)	(0.18)		(0.18)		(0.07)
Net realized gains	(0.65)	(0.65)	—		—		—
Return of capital	—	(0.25)	(1.12)		(1.12)		(1. 12)
Total distributions	(1.30)	(1.30)	(1.30)		(1.30)		(1.19)

Net asset value, end of year	$24.22	$19.32	$19.21		$15.54		$8.92
Total return (3)	32.87%	7.85%	33.76%		91.87%		(42.41)%
Net assets, at end of year (000’s)	$1,005,260	$630,765	$391,497		$221,659		$89,797

Ratio of gross expenses to average net assets (4)	1.10%	1.10%	1.15%		1.25%		1.38	% (7)
Ratio of net expenses to average net assets (4)	1.10%	1.10%	1.23	% (5)	1.25	% (5)	1.26	% (6,7)
Ratio of net investment income to average net assets	3.00%	3.88%	2.93%		2.59%		3.89%
Portfolio Turnover Rate	15%	7%	10%		22%		32%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns may be impacted by fee waivers/recapture.

(4)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(5)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor.

(7)	Includes tax expenses. If these expenses were excluded, the ratio of gross expenses to average net assets would be 1.37% and the ratio of net expenses to average net assets would be 1.25%.

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2024

1.	ORGANIZATION

Recurrent MLP & Infrastructure Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund offers Class I shares. The Fund commenced investment operations for Class I shares on November 2, 2017. The Fund’s investment objective is to seek total return including substantial current income from a portfolio of master limited partnerships (“MLPs”) and energy infrastructure investments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”) . The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is a registered investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last quoted sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost which approximates fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trustees of the Trust (the “Board”). The Board has appointed the Advisor as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Master Limited Partnerships (“MLPs”) - An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”) the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (“LLCs”). The general partner of an MLP manages the partnership, has an ownership stake in the partnership and in some cases the general partners are eligible to receive an incentive distribution. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources and real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures approved by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2024 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$705,999,692	$—	$—	$705,999,692
Master Limited Partnerships	284,704,383	—	—	284,704,383
Short-Term Investment	12,379,583	—	—	12,379,583
Total Investments	$1,003,083,658	$—	$—	$1,003,083,658

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 2 or 3 securities during the year ended October 31, 2024.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and these estimates may subsequently be revised. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Dividends from net realized gains are distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2021-October 31, 2023, or expected to be taken in the Fund’s October 31, 2024 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where the Fund

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended October 31, 2024, the aggregate purchases and sales of investments (excluding short-term investments) was $304,609,971 and $122,493,881, respectively.

Principal Investment Risks – The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information (“SAI”) for further information regarding the risks associated with the Fund’s investments, which include but are not limited to active trading risk, cash flow risk, concentration risk, cybersecurity risk, energy sector focus risk, energy infrastructure industry focus risks (including acquisition risk, catastrophic event risk, commodity price risk, depletion risk, environmental and regulatory risk, interest rate risk, natural resources risk, supply and demand risk, and weather risk), equity risk, gap risk, geographic and sector risk, IPO risk, liquidity risk, management risk, market capitalization risk, market events risk, market risk, master limited partnership risk, MLP tax risk, non-diversification risk, portfolio turnover risk, RIC qualification risk, and volatility risk.

Concentration Risk – Because the Fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, an adverse economic, business, regulatory or political development affecting that industry may cause the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Energy Sector Focus Risk – The Fund focuses its investments in the energy sector which is comprised of energy, industrial, consumer, infrastructure and logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy markets have experienced significant volatility in recent periods, including a historic drop in crude oil and natural gas prices in April 2020 attributable to the significant decrease in demand for oil and other energy commodities as a result of the slowdown in economic activity due to the COVID- 19 pandemic as well as price competition among key oil-producing countries. The low price environment caused financial hardship for energy companies and led to energy companies defaulting on debt and filing for bankruptcy. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Energy Infrastructure Industry Focus Risk – A substantial percentage of the Fund invests primarily in the energy infrastructure industry. As a result, the Fund will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy infrastructure industry. Risks associated with investments in MLPs and other companies operating in the energy infrastructure industry include but are not limited to the following:

○	Acquisition Risk – Energy infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

○	Catastrophic Event Risk – MLPs and other companies operating in the energy infrastructure industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy infrastructure industry.

○	Commodity Price Risk – MLPs and other companies operating in the energy infrastructure industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy infrastructure commodity prices would directly impact companies that own such energy infrastructure commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy infrastructure commodities.

○	Depletion Risk – Energy infrastructure companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy infrastructure commodities or exploration of new sources of energy infrastructure commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

○	Environmental and Regulatory Risk – Companies operating in the energy infrastructure industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States (the “U.S.”) and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future. The Fund cannot predict whether regulatory agencies will take any action to adopt new regulations or provide guidance that will adversely impact the energy infrastructure industry. In addition, the new administration has recently announced several initiatives aimed at addressing climate change. It is unclear how these initiatives could impact the Fund’s investments. The current presidential administration could significantly impact the regulation of U.S. financial markets and it is not possible to predict, what, if any, changes will be made or their potential effect on the economy, securities markets, energy infrastructure and natural resources markets, real estate markets, existing trade, tax and energy and infrastructure policies, among others. Additionally, actions taken may impact different sectors of the energy and natural resources markets in disparate ways or may impact specific issuers in a given sector in differing ways. The Adviser cannot predict the effects of changing regulations or policies on the Fund’s portfolio, and the Fund may be affected by governmental action in ways that are not foreseeable. There is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective. At any time after the date of this Prospectus, legislation or regulation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets or may change the way in which the Fund itself is regulated.

○	Interest Rate Risk – Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of energy infrastructure securities as the yields on alternative investments increase.

○	Natural Resources Risk – The Fund’s investments in natural resources issuers (including MLPs) is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The natural resources sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the natural resources sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; domestic and global competition, extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, natural resource sector companies are subject to substantial government regulation, including

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other natural resources reserves may also affect the profitability of natural resources companies.

○	Supply and Demand Risk – Companies in the energy infrastructure industry may be impacted by the levels of supply and demand for energy infrastructure commodities. The demand for oil and other energy commodities was adversely impacted by the market disruption and slowdown in economic activity resulting from the COVID-19 pandemic. Future pandemics could lead to reduced production and price volatility.

○	Weather Risk – Weather plays a role in the seasonality of some energy infrastructure companies’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those companies.

Equity Risk – Common stocks are susceptible to general stock market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change, and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the equities markets, adverse investor sentiment, and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Master Limited Partnership Risk – An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments. The MLP market may be adversely impacted by negative investor perceptions, such as reaction to reduced distributions. Risks of MLPs include the following: a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs or MLP-related securities. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs. The amount of cash that

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general. MLPs were adversely impacted by the reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the COVID-19 pandemic, which triggered an unprecedented sell-off of energy pipeline and midstream companies in 2020. Recently, global oil prices have experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history. Reduced production and continued oil price volatility may adversely impact the value of the Fund’s investments in MLPs and energy infrastructure companies.

MLP Tax Risk – Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Recurrent Investment Advisors, LLC serves as the Fund’s investment advisor. Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.90%. Pursuant to the advisory agreement, the Fund incurred $7,547,120 in advisory fees for the year ended October 31, 2024. As of October 31, 2024, the amount due to Advisor from the Fund was $786,896.

The Advisor has contractually agreed to reduce the Fund’s fees and/or to absorb expenses of the Fund until at least until March 1, 2025 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the average daily net assets attributable to the Fund. This agreement may be terminated by the Board on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance. For the year ended October 31, 2024, the Advisor did not waive any fees or reimburse expenses, or recoup any previously waived fees or reimbursed expenses. As of October 31, 2024, there are no previously waived fees or reimbursed expenses available for recoupment.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Ultimus Fund Solutions, LLC. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. During the year ended October 31, 2024, the Fund did not pay distribution related charges pursuant to the Plan.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2024, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$707,207,512	$305,318,579	$(9,442,433)	$295,876,146

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended October 31, 2024 and October 31, 2023 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2024	October 31, 2023
Ordinary Income	$22,543,162	$9,779,486
Long-Term Capital Gain	26,265,188	19,569,758
Return of Capital	—	6,480,004
	$48,808,350	$35,829,248

As of October 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$187,024	$22,511,286	$—	$—	$—	$295,871,748	$318,570,058

The difference between book basis and tax basis unrealized appreciation, undistributed net realized gains and undistributed net investment income/(loss) is primarily attributable to tax adjustments for partnerships and the tax deferral of losses on wash sales. The unrealized appreciation in the table above includes unrealized foreign currency losses of $4,398.

Recurrent MLP & Infrastructure Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2024

During the fiscal year ended October 31, 2024, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the use of tax equalization credits and adjustments to the Fund’s prior year federal tax return, resulted in reclassifications for the Fund for the fiscal year ended October 31, 2024 as follows:

Paid In	Distributable
Capital	Earnings
$724,262	$(724,262)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2024, Charles Schwab & Company, Inc. held approximately 28.52% of the voting securities of the Fund and may be deemed to control the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record within the omnibus accounts are also owned beneficially.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Two Roads Shared Trust and the Shareholders of Recurrent MLP & Infrastructure Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Recurrent MLP & Infrastructure Fund (the “Fund”), one of the funds constituting the Two Roads Shared Trust (the “Trust”), including the schedule of investments, as of October 31 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended October 31, 2021 were audited by other auditors whose report, dated December 28, 2021, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

December 23, 2024

We have served as the auditor of one or more Recurrent Investment Advisors, LLC investment companies since 2022.

Recurrent MLP & Infrastructure Fund

SUPPLEMENTAL INFORMATION

October 31, 2024

Approval of Advisory Agreement

Recurrent Investment Advisors, LLC for the Recurrent MLP & Infrastructure Fund

At a meeting held on June 12–13, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between Recurrent Investment Advisors, LLC (“Recurrent” or the “Adviser”) and the Trust on behalf of the Recurrent MLP& Infrastructure Fund (the “Fund”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by Recurrent; (ii) a description of the Adviser’s investment management and other personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials and information from Recurrent. The Board was advised by, and met in executive sessions with, the Board’s independent legal counsel and received a memorandum from such independent counsel regarding its responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser is an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at and between prior meetings with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Adviser. The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the Advisory Agreement with respect to the Fund included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials and considered information provided by Recurrent related to the Advisory Agreement with the Trust with respect to the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform advisory, compliance, and operational services for the Fund; information regarding the financial condition of Recurrent; information regarding risk management processes and liquidity management; the compliance policies and procedures of Recurrent, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); Recurrent’s compliance resources and practices; information regarding Recurrent’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees, and expenses of the Fund as compared to those of a peer group (the “Peer Group”) of other mutual funds with similar investment strategies as selected by Broadridge.

In considering the nature and quality of services to be provided by Recurrent under the Advisory Agreement, the Board considered the level and sophistication of Recurrent’s employees’ asset management, risk management, operations and compliance experience, including its continued focus on the energy sector.

The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluations of the regulatory compliance systems of Recurrent. The Board

Recurrent MLP & Infrastructure Fund

SUPPLEMENTAL INFORMATION (Continued)

October 31, 2024

noted the CCO’s analysis that Recurrent’s compliance, risk management, and associated policies appeared to be operating effectively to identify and monitor risks and ensure compliance with the federal securities laws. The Board considered the Adviser’s policies and procedures relating to cybersecurity and business continuity, including the review and evaluation of the Trust’s CCO of these policies and procedures as well as no significant disruption or impact to services of Recurrent as a result of the COVID-19 pandemic. The Board further considered the significant risks assumed by Recurrent in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to the Fund.

In considering the nature, extent, and quality of the services provided by Recurrent, the Board took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Recurrent’s management and the quality of the performance of its duties. The Board concluded that Recurrent had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the advisory services provided by Recurrent to the Fund were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings, including the quarterly written reports containing the Adviser’s performance commentaries. Among other data, the Board considered the Fund’s performance as compared to a benchmark index and against the performance of its Peer Group and Morningstar category. The Board noted that, while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the Peer Group.

The Board considered, among other performance data, the performance of the Fund for the one-year, three-year, five-year, and since inception periods ended March 31, 2024 as compared to the Fund’s Peer Group, its Morningstar category, and its benchmark index. The Board considered that the Fund outperformed the median of its Peer Group and Morningstar category for the one-, three-, five-year, and since inception periods. The Board considered that the Fund outperformed its benchmark index for the five-year and since inception periods and underperformed the same for the one-year and three-year periods. The Board also reviewed Recurrent’s discussion of the Fund’s performance. The Board concluded that the Fund’s performance was satisfactory and that the overall performance was consistent with the investment strategy as described in the prospectus.

Fees and Expenses. Regarding the costs of the services provided by Recurrent with respect to the Fund, the Board considered, among other data, a comparison prepared by Broadridge of the Fund’s contractual advisory fee and net expense ratio to those of the funds within the Peer Group and to the Fund’s Morningstar category. The Board noted that, while it found the data provided by the independent third-party generally useful, it recognized the data’s limitations, including potential differences in the investment strategies of the Fund relative to those of the funds in its Peer Group, as well as the level, quality and nature of the services provided by the Adviser with respect to the Fund.

The Board noted that the Fund’s contractual advisory fee was below the median of its Peer Group and Morningstar category. The Board considered that the net operating expenses of the Fund were below the median of its Peer Group and its Morningstar category. The Board also considered that Recurrent had agreed to reimburse expenses to limit net annual operating expenses to 1.25% (exclusive of any front-end or contingent deferred loads, taxes, interest, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), and extraordinary expenses such as litigation) of the average net assets attributable to Class I shares of the Fund. The Board also took into account that Recurrent managed other accounts with investment strategies similar to the Fund’s, noting that the Fund’s contractual advisory fee was within the range of the advisory fees charged by the Adviser with respect to the other accounts and that that differences in advisory fees were attributable to the differences in the fee structures and the level of services provided by the Adviser.

Based on the factors above, the Board concluded that the advisory fee of the Fund was not unreasonable.

Recurrent MLP & Infrastructure Fund

SUPPLEMENTAL INFORMATION (Continued)

October 31, 2024

Profitability. The Board considered Recurrent’s profitability and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Recurrent. The Board noted the direct and indirect costs of operating the Fund in that analysis and Recurrent’s discussion of the same and concluded that Recurrent’s profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether Recurrent would realize economies of scale with respect to its management of the Fund as the Fund grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the advisory fee did not currently have breakpoints. The Board considered that the Adviser may share potential economies of scale from its advisory business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. The Board took into account Recurrent’s discussion of the advisory fee structure, including that its current fee, which is lower than both its Peer Group and Morningstar Category median, already provides investors with the benefit of economies of scale. Additionally, the Board considered that Recurrent intends to pass along economies of scale to the Fund’s shareholders by increasing investments in infrastructure and staffing. The Board also took into account the Adviser’s overall level of profitability and that Recurrent continued its agreement to waive its advisory fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the operating expenses of the Fund do not exceed the Fund’s expense cap. The Board also considered the effect of the Fund’s growth in size on its performance and fees and that, if the Fund’s assets increase over time, the Fund may realize other economies of scale. The Board determined that the current advisory fee structure was satisfactory. The Board noted that it would revisit in the future the extent to which economies of scale may suggest consideration of a revised fee structure.

Other Benefits. The Board considered the character and amount of any other direct and incidental benefits to be received by Recurrent from its relationship with the Fund. The Board also considered that Recurrent did not anticipate receiving any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the Board noted the potential for future product launches based on the success of the Fund as well as the use of soft dollars that Recurrent uses for research services. The Board concluded that any potential benefits are reasonable.

Conclusion. The Board, having requested and received such information from Recurrent as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the renewal of the Advisory Agreement, the Board reviewed a variety of factors, including those discussed above. It also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of the Fund’s performance and operations throughout the year.

INVESTMENT ADVISOR
Recurrent Investment Advisors, LLC
3801 Kirby Drive, Suite 654
Houston, TX 77098

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: 1/6/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer
Date: 1/6/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: 1/6/2025